Summarized Financial Information of Derivative Financial Instruments (Detail) - Interest Rate Swap - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Derivative [Line Items]
Non-cash (loss)/gain from change in fair value recorded in other, net	$ (750)	$ (1,752)	$ (1,348)
(Loss)/gain reclassified from comprehensive income (loss) to other, net	(217)	(397)	(531)
Net cash settlement	$ (1,836)	$ (1,788)	$ (880)